                                                                  Exhibit 10.151


                                                  February 8, 2001



Lexington Precision Corporation
767 Third Avenue
New York, New York  10017

                  Re: New Equipment Term Loan Limit
                      -----------------------------
Gentlemen:

         Reference is made to certain financing agreements dated January 11, 1990 between Lexington Precision Corporation ("LPC") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements"). Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements.

         Pursuant to the terms of the letter agreement re: Amendment to Financing Agreements, dated as of March 25, 1994, as amended, Congress may from time to time make New Equipment Term Loans to LPC and Lexington Rubber Group, Inc. ("LRG") up to the aggregate principal amount of $5,000,000 (the "New Equipment Term Loan Limit"). Notwithstanding such New Equipment Term Loan Limit, Congress is willing to make a New Equipment Term Loan to LRG in the amount of $2,000,000 evidenced by the New Equipment Term Note, dated of even date herewith, made by LRG payable to Congress in the original principal amount of $2,000,000 (the "February 2001 LRG New Equipment Term Loan").

         LPC and Congress hereby agree as follows:

           The February 2001 LRG New Equipment Term Loan shall not be considered for purposes of the New Equipment Term Loan Limit.

           Notwithstanding any provision of the Financing Agreements to the contrary, after the date hereof, Congress shall not be obligated to make any New Equipment Term Loans.

           Except as set forth herein, all terms and provisions of the Financing Agreements shall remain in full force and effect and are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. Except as expressly set forth herein, no other or further amendment, waiver or consent is implied, and LPC shall not be entitled to any other or further amendment, waiver or consent by virtue of the provisions of this letter agreement or with respect to the subject matter of this letter agreement.

           In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LPC to Congress pursuant to the Financing Agreements, LPC hereby represents, warrants and covenants with and to Congress that: (a) except for the Event of Default referenced in the Agreement, dated as of January 31, 2001, among LPC, LRG and Congress and the Event of Default arising from the failure of LPC to comply with subparagraph IV(f) of the Covenants Supplement to Accounts Financing Agreement [Security Agreement], dated January 11, 1990, by and between Congress and LPC, as amended, no Event of Default exists or has occurred and is continuing on the date of this letter agreement and (b) this letter agreement has been duly executed and delivered by LPC and is in full force and effect as of the date hereof, and the agreements and obligations of LPC contained herein constitute the legal, valid and binding obligations of LPC enforceable against LPC in accordance with their terms.

           This letter agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

           This letter agreement may be executed and delivered in counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this letter agreement, it shall not be necessary to produce or account for more than one counterpart hereto signed by each of the parties hereto. This letter agreement may be delivered by telecopier with the same force and effect as if it were a manually delivered counterpart.

           This letter agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.






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         By the signatures hereto of their duly authorized officers, the parties hereto agree as set forth herein.


                                       Very truly yours,

                                       CONGRESS FINANCIAL CORPORATION

                                       By:    Herbert C. Korn
                                            -----------------------------------
                                       Title: Vice President
                                              ---------------------------------


AGREED AND ACCEPTED:

LEXINGTON PRECISION CORPORATION

By:    Michael A. Lubin
    -------------------------------
Title: Chairman of the Board
       ----------------------------

                                     CONSENT
                                     -------


  The undersigned guarantor hereby consents to the foregoing letter agreement, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON PRECISION CORPORATION ("LPC") to CONGRESS FINANCIAL CORPORATION ("Congress"),
  including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                          LEXINGTON RUBBER GROUP, INC.

                                          By:    Michael A. Lubin
                                              ---------------------------------
                                          Title: Chairman of the Board
                                                 -------------------------------